Oppenheimer Limited Term Municipal Fund

Oppenheimer Limited Term California Municipal Fund

Limited Term New York Municipal Fund

Oppenheimer Limited-Term Government Fund

Supplement dated May 26, 2010

This supplement amends the Prospectus and Statement of Additional Information of each fund listed above (each a "Fund"), except as indicated below.

1.     Effective July 1, 2010, the following new sales charge structure will apply to each Fund.

For Class A Shares:

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $100,000	3.50%	3.63%	3.00%
$100,000 or more but less than $250,000	3.00%	3.09%	2.50%

For purchases above $250,000, shares will be sold without an initial sales charge but they may continue to be subject to a contingent deferred sales charge of 0.50% if they are redeemed within 18 months of the date of purchase.

The Distributor will pay concessions from its own resources on certain purchases of Class A shares of one or more of the Funds that, in the aggregate, total $250,000 or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will continue to pay the concession on those Fund shares at the rate of 0.50% of their net asset value.

      For Class C Shares:

The Distributor normally will not accept purchase orders from a single investor for $250,000 or more of Class C shares. The limit remains $100,000 for Class B shares.

2.  The following applies to each Fund listed above, except Oppenheimer Limited Term California Municipal Fund, as of the date of this supplement.

The section titled "Service Plan for Class A Shares" under the heading titled "Distribution and Service (12b-1) Plans" in the Prospectus is replaced with the following:

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

May 26, 2010                                                                                                                                                PS0000.57